UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2025

Tigo Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40710	83-3583873
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

983 University Avenue, Suite B, Los Gatos, California	95032
(Address of principal executive offices)	(Zip Code)

(408) 402-0802

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TYGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On December 17, 2025, Tigo Energy, Inc. (the “Company”) paid $51,250,000 (the “Prepayment Amount”) to L1 Energy Capital Management S.a.r.l (“L1 Energy”) in full satisfaction of the Company’s obligations under that certain Convertible Promissory Note Purchase Agreement (as amended, the “Purchase Agreement”) and the Convertible Promissory Note (the “Convertible Note”), each dated January 9, 2023.

The Convertible Note was originally issued on January 9, 2023 in an aggregate principal amount of $50.0 million and accrued interest at a rate of 5.0% per year. The Convertible Note was set to mature on January 9, 2026.

Upon payment by the Company to L1 Energy of the Prepayment Amount, (a) the obligations of the Company under the Convertible Note were considered paid and satisfied in full and irrevocably discharged, terminated and released and (b) the Purchase Agreement was terminated, and all obligations of the Company and L1 Energy thereunder were irrevocably discharged, terminated and released.

Item 7.01. Regulation FD Disclosure.

On December 17, 2025, the Company issued a press release announcing the repayment of the Convertible Note. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release of Tigo Energy, Inc., dated December 17, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2025

TIGO ENERGY, INC.

By:	/s/ Bill Roeschlein
Name:	Bill Roeschlein
Title:	Chief Financial Officer

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